UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2011, the Board of Directors of Republic Airways Holdings Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (as further amended, the “Bylaws”) to revise Article III thereof to add the position of lead independent director.  The Bylaws are effective immediately.

The above summary of the revision to Article III of the Bylaws is qualified in its entirety by reference to the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amended and Restated Bylaws of Republic Airways Holdings Inc., as further amended.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Timothy P. Dooley
Name: Timothy P. Dooley
Title: Senior Vice President and Chief Financial Officer

Dated: April 25, 2011

EXHIBIT INDEX

Exhibit Number                                                      Description

3.1	Amended and Restated Bylaws of Republic Airways Holdings Inc., as further amended.